UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2013

APOLLO MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25809	46-3837784
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

700 N. Brand Blvd., Suite 220, Glendale, CA 91203

(Address of principal executive offices) (zip code)

(818) 396-8050

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On October 15, 2013, Apollo Medical Holdings, Inc. (the “Company”) entered into a $2.0 million secured revolving credit facility (the “Credit Agreement”) with NNA of Nevada, Inc., as lender (the “Lender”). The Company and its subsidiaries are guarantors of the Company’s obligations under the Credit Agreement. Loans drawn under the Credit Agreement are secured by all of the assets of the Company and its subsidiaries, including a security interest in the deposit accounts of the Company and its subsidiaries and a pledge of the shares in the Company’s subsidiaries. Amounts outstanding under the Credit Agreement accrue interest at a rate equal to the sum of (i) LIBOR and (ii) six percent. Interest is payable on the last business day of each successive month, in arrears, commencing October 31, 2013, and at each month-end thereafter. Loans under the Credit Agreement are repayable on or before June 30, 2014. The Company agreed to pay the Lender a facility fee, on the last business day of each month, at a per annum rate of 1.0% of the average daily unused portion of the revolving commitments under the Credit Agreement.

On October 16, 2013, borrowings by the Company under the Credit Agreement were used to repay the Company’s $500,000 senior secured note, held by SPAGUS Apollo, LLC, and the Company borrowed an additional $300,000 under the Credit Agreement for working capital. In addition, on October 16, 2013, the Company paid the Lender $20,000 as an upfront fee.

The Company is also involved in continuing discussions with the Lender relating to longer term financing arrangements, but there is currently no binding commitment regarding any such financing arrangements and it remains uncertain as to whether any additional transaction will be successfully concluded.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 15, 2013, the Company entered into the Credit Agreement. The information in Item 1.01 of this Report and the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Report, are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Credit Agreement, between Apollo Medical Holdings, Inc. and NNA of Nevada, Inc., dated October 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Dated: October 15, 2013	By:	/s/ Warren Hosseinion
Name: Warren Hosseinion
Title: Chief Executive Officer